Exhibit 10.8

INTELLECTUAL PROPERTY SECURITY AGREEMENT

          This INTELLECTUAL PROPERTY SECURITY AGREEMENT ("Agreement") is made this 13th day of June, 2008 by and between ICP Solar Technologies, Inc., a Nevada corporation, having its principal office at 7075 Place Robert-Joncas, Unit 131, Montreal H4M272, Phone: 514-270-5770, Fax: (514) 270-3677, (“Grantor”), BridgePointe Master Fund Ltd., a Cayman Islands Exempted Company, having its principal office at 1120 Sanctuary Parkway, Suite 325, Alpharetta, GA 30004, Gemini Master Fund, Ltd., a Cayman Islands Company, 135 Liverpool Drive, Suite C, Cardiff, CA 92007 and Platinum Long Term Growth VI, LLC, 152 West 57th Street, 4th Floor, New York, NY 10019 (each a “Grantee,” and collectively the “Grantees”).

          WHEREAS, Grantor is the owner of the U.S. patents and patent applications listed on the attached Schedule A (collectively the “Patents”); and the U.S. trademarks listed on the attached Schedule A (collectively, the “Trademarks”);

          WHEREAS, Grantees have extended a loan to Grantor pursuant to the terms and conditions of that certain Securities Purchase Agreement dated on or about June 13, 2008 (“Purchase Agreement”) and associated 11% Senior Secured Convertible Debentures Due June 13, 2010 and issued on or about June 13, 2008 (“Notes”) made by Grantor in favor of Grantee;

          WHEREAS, under a Security Agreement also dated on or about June 13, 2008 (“Security Agreement”) between Grantor and Grantees, Grantor has granted to Grantees a security interest in certain of its assets (including the Patents and the Trademarks) to secure the performance of the obligations of Grantor under the Debenture; and

          WHEREAS, Grantor and Grantees by this instrument seek to memorialize and to make a record of the grant of a security interest in the Patents and the Trademarks.

          NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Grantor does hereby acknowledge that it has granted to Grantee under the Security Agreement a security interest in all of Grantor's right, title and interest in, to, and under the Patents and the Trademarks. Grantor also acknowledges and confirms that the rights and remedies of Grantee with respect to the security interests in the Patents and the Trademarks granted hereby are more fully set forth in the Purchase Agreement, the Notes and the Security Agreement, the terms and provisions of which are incorporated herein by reference.

BRIDGEPOINTE MASTER FUND LTD.	GEMINI MASTER FUND, LTD.

By:____________________________	By:____________________________
Name: Eric S. Swartz	Name: Steven W. Winters
Title: Director	Title: President

PLATINUM LONG TERM GROWTH VI, LLC

By:____________________________
Name: Mark Nordlicht
Title: Managing Member

ICP Solar Technologies, Inc.

By:____________________________
Name:
Title:

STATE OF __________  )
                                              ) SS:
COUNTY OF                       )

Subscribed and sworn to this 13th day of June, 2008

Notary Public
My Commission Expires: _____________________

SCHEDULE A

U.S. Patentsand U.S. Patent Applications

Country	Type Patent	App. No.	Title	ICP Status	Status Note (NOP)
US	P	10 / 710,077	Modular Cable System for Solar Power Sources	U.S. Utility Patent Application Serial No.: 10/710,077 June 17, 2004 Based on Application No: 60/479,050 Filed: 6/17/2003	POA pending. Certificate required 37 CFR 3.73(b) not been received. Old assignment was sent for record. Not yet recorded in USPTO.
US	P	10 / 895,956	Modular Cable System for Solar Powered Sources		POA pending. Certificate required 37 CFR3.73(b) not been received. OA issued on March 3, 2006, due in 6 months.
US	P	10/985,870o: (based on 60/578,555)	Solar Powered Ventilator	Filed	POA pending (?).
US	P	10/985,871 (based on 60/489,085)	Support Structure for Mounting a Solar Panel	Foreign Application Deadline Claiming priority is July 22, 2004	POA pending (?)
US	P	10/ 896/755	Support Structure for Mounting a Solar Panel		POA pending (?)
US	P	11/ 298,663	Solar Powered Battery Charger with Voltage Regulation Circuit Apparatus		Failed to file missing part(executed declaration) by25-Mar-06 Extension up to 5 months (August 25, 2006)
US	P		Hybrid Portable Solar		Cancelled

US	P	TBD			Corresponding filing in US, based on Cdn Pat. App No. 2,500,451.
US	P	7/202,351 (now issued No. 4,899,645)	SOLAR POWERED VENTILATOR	Issued Main Fees Paid – patent expires June 3, 2008
US	P	09/987,936	MODULAR SOLAR BATTERY CHARGER	Issued – Nov 18, 2003 (Main Fee Nov 20, 2006)
US	P	60/489,084	SOLAR PANEL HAVING VISUAL INDICATOR	Pending Foreign application deadline claiming priority is July 22, 2004
US	P	60/532,796	MODULAR FLEXIBLE SOLAR CELL SYSTEM INEGRATABLE TO TEXTILE	Filed Provisional Application Filed on Dec 2403 (1 year deadline to file application)
US	P	60/447,654	Packaging for a solar panel	Pending

U.S. Trademarks

Country	Type	App. No.	Title
TM (TM) or Tradename (T) Design (D)
US	T	78/346,970	ICP SOLAR TECHNOLOGIES & Design (black & white)
US	T	78/346,970	ICP SOLAR TECHNOLOGIES & Design
US	TM	78/109,115	PERPETUAL POWER PACK
US	TM	78/377,570	SUNSAVER
US	TM	76/467,624	ICP GLOBAL TECHNOLOGIES & Design
US	TM	78/346,960	ICP SOLAR TECHNOLOGIES & Design colour)

US	TM		SOLARVENT
US	TM	78/346,476	BATTERYSAVER SE
US	TM	78/331,020	AUTOVENT
US	TM	76/484,235	BATTERYSAVER FLEX
US	TM	78/359,160	BATTERYSAVER PLUS
US	TM	76/448,811	TRACTORSAVER
US	TM	78/109,085(Now 2,839,191)	BATTPAK
US	TM	76/039,122(Now 2,709,752)	SolarPRO plug'n'play (stylized)
US	TM	76/140,194 (Now 2,606,788)	iSUN (Stylized)
US	TM	76/140,193 (Now 2,575,542)	LET OUR POWER GIVE YOU FREEDOM (Stylized)
US	TM	76/255,870 (Now 2,626,915)	POCKETPV
US	TM	78/147,527 (Now 2,835,615)	THE MOST VERSATILE BATTERY CHARGER IN THE UNIVERSE
US	TM	76/255,869 (Now 2,634,557)	SOLAR BOOSTER
US	TM	78/109,102	3P
US	TM	2,839,171	BATTPAK
US	TM	2,137,576	NEVERMISS
US	D	29/ 165,690(now D476,950)
US	D	29/165,689(Now D479,191)	BRIEFCASE SOLAR POWER GENERATOR